UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2024

Shimmick Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41867	84-3749368
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Technology Drive Suite 300 Irvine, CA		92618
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (833) 723-2021

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SHIM	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers, Election of Directors, Appointment of Certain Officer; Compensatory Arrangements of Certain Officers.

Leadership Transition

On June 21, 2024, Shimmick Corporation (the “Company”) announced the departure of Devin J. Nordhagen, Chief Financial Officer, effective June 18, 2024. Mr. Nordhagen’s departure is not related to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Mr. Nordhagen will remain with the Company to assist with the transition for a period expected to continue until April 1, 2025 pursuant to his Separation Agreement as described below.

In connection with Mr. Nordhagen’s departure, the Company appointed Amanda Mobley, the Company’s Director of Accounting, to serve as the Company’s Interim Chief Financial Officer, effective June 18, 2024. Ms. Mobley has been designated as Shimmick’s principal financial officer and principal accounting officer. Ms. Mobley, age 40, has been with Shimmick and its predecessors since 2011 in a variety of financial management roles including being responsible for project accounting and financial reporting. Prior to her role with Shimmick, Ms. Mobley served as an Audit Manager for KPMG with a focus on public financial companies. Ms. Mobley holds a B.S. in Business Administration from Colorado State University and is a Certified Public Accountant.

The selection of Ms. Mobley to serve as interim Chief Financial Officer was not pursuant to any arrangement or understanding with respect to any other person. There are no family relationships between Ms. Mobley and any director or executive officer of the Company and there are no transactions between Ms. Mobley and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

Nordhagen Separation Agreement

On June 20, 2024, Mr. Nordhagen and the Company entered into a separation agreement and general release (the “Separation Agreement”). To assist with the transition of the role of Chief Financial Officer following his termination, under the Separation Agreement, Mr. Nordhagen will continue to provide services to the Company from June 19, 2024 until April 1, 2025 or until earlier terminated by either party in accordance with the terms of the Separation Agreement (the “Transition Period”). Pursuant to the Separation Agreement, Mr. Nordhagen will, among other things, (a) continue to receive his current annual base salary of $350,000 between June 19, 2024 and September 30, 2024, after which time Mr. Nordhagen will be entitled to receive $10,000 per month until the end of the Transition Period, less applicable taxes and withholding, payable in accordance with the Company’s normal payroll cycle, (b) receive an outstanding fiscal year 2022 bonus payment of $136,050 and (c) receive a cash severance payment of $25,000, to be paid on at the end of the Transition Period. Mr. Nordhagen will also remain eligible to participate in the Company’s employee benefit plans and his outstanding Company equity awards will continue to vest according to their terms. Under the terms of the Separation Agreement, Mr. Nordhagen will also execute a customary release agreement on termination, and acknowledge that he will remain subject to certain restrictive covenants set forth in the Separation Agreement. The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by the full text of the Separation Agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated by reference herein.

Mobley Retention Letter

In connection with her appointment as Interim Chief Financial Officer, Ms. Mobley entered into a retention letter (the “Retention Letter”) with the Company regarding the terms of her employment as Interim Chief Executive Officer.

Pursuant to the Retention Letter, Ms. Mobley became the Interim Chief Financial Officer effective June 18, 2024, and will serve in such position until a permanent Chief Financial Officer is hired. While serving as Interim Chief Financial Officer, Ms. Mobley will receive a (a) base salary of $20,833 per month, less applicable taxes and withholding, payable in accordance with the Company’s normal payroll cycle, (b) cash retention award of $75,000, to be paid in a lump sum no later than 30 days following June 20, 2025, subject to her continued employment with the Company, and (c) a one-time grant of 50,000 restricted stock units, which shall vest in full on August 10, 2026. Ms. Mobley will also become eligible to (a) participate in the Company’s 2024 Annual Incentive Program, pursuant to which Ms. Mobley will be eligible to receive a cash bonus based upon established performance goals, subject to continued employment with the Company and (b) enroll in the Company’s employee benefit plans. The foregoing description of the Retention Letter does not purport to be complete and is qualified in its entirety by the full text of the Retention Letter, a copy of which is filed herewith as Exhibit 10.2 and incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On June 21, 2024, the Company issued a press release announcing the departure of Mr. Nordhagen and the appointment of Ms. Mobley, a copy of which is furnished hereto as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
10.1#	Separation Agreement, by and between Shimmick Corporation and Devin J. Nordhagen, dated June 20, 2024.
10.2#	Retention Letter, by and between Shimmick Corporation and Amanda Mobley, dated June 21, 2024.
99.1	Press Release, dated June 21, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

# Indicates management contract or compensatory plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shimmick Corporation

Date: June 21, 2024	By:	/s/ John Carpenter
John Carpenter
Executive Vice President and General Counsel